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                                                                       Exhibit 8



                              LIST OF SUBSIDIARIES


                                                                               JURISDICTION OF
SUBSIDIARY COMPANY                                                              ORGANIZATION
------------------                                                              --------------

I.      EMPAQUES DE CARTON TITAN, S.A. DE C.V.                                   Mexico

        A.   Envases y Empaques de Mexico, S.A. de C.V.                          Mexico

        B.   Cartonpak, S.A. de C.V.                                             Mexico

        C.   Cajas y Corrugados de Chihuahua, S.A. de C.V.                       Mexico

        D.   Central de Envases y Empaques, S.A. de C.V.                         Mexico

        E.   Papelera Heda, S.A. de C.V.                                         Mexico

        F.   Ectsa International, Inc.                                           Texas, U.S.A.

II.     DURANGO INTERNATIONAL, INC.                                              New Mexico, U.S.A.

        A.   Durango McKinley Paper Company                                      New Mexico, U.S.A.

        B.   Fiber Management of Texas                                           Texas, U.S.A.

III.    COMPANIA PAPELERA DE ATENQUIQUE, S.A. DE C.V.                            Mexico

        A.   Forestal de Jalisco, S.A. de C.V.                                   Mexico

IV.     PONDEROSA INDUSTRIAL DE MEXICO, S.A. DE C.V.                             Mexico

V.      PORTEADORES DE DURANGO, S.A. DE C.V.                                     Mexico

VI.     ADMINISTRACION CORPORATIVA DE DURANGO, S.A. DE C.V.                      Mexico

VII.    GRUPO PIPSAMEX, S.A. DE C.V.                                             Mexico

        A.   Fabricas de Papel Tuxtepec, S.A. de C.V.                            Mexico

        B.   Fabrica Mexicana de Papel, S.A. de C.V.                             Mexico

        C.   Productora Nacional de Papel, S.A. de C.V.                          Mexico

        D.   Fibras de Durango, S.A. de C.V.                                     Mexico

        F.   Papeles Forma-Todo, S.A. de C.V.                                    Mexico

VIII.   Industrias Centauro, S.A. de C.V.                                        Mexico

